Assets Held for Sale	6 Months Ended
Jun. 30, 2021
Assets Held for Sale [Abstract]
Disclosure of Long Lived Assets Held-for-sale	Assets Held for Sale
Assets held for sale at June 30, 2021 and December 31, 2020 were $17.0 million and $708.1 million, respectively.
During December 2020, the Company’s Board of Directors authorized the Company, as part of its transition to a sustainable future, to sell its remaining dry bulk vessels and exit the dry bulk sector during 2021. As a result of this decision, the Company classified all of its remaining fleet as held for sale at December 31, 2020. As of June 30, 2021, only one vessel, the SBI Samba, has not been delivered to its buyer.